Exhibit 10(e)

SUPERIOR ESSEX INC.

2003 STOCK INCENTIVE PLAN

SUPERIOR ESSEX INC.

2003 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Superior Essex Inc. 2003 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of, Consultants (as defined below) to, and Non-Employee Directors (as defined below) of, the Company and its Affiliates (as defined below) stock-based incentives in the Company, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1          “Affiliate” means each of the following:  (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (d) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

2.2          “Award” means any award under this Plan of any Stock Option or Restricted Stock.  All Awards, shall be granted by, confirmed by, and subject to the terms of, the Plan and a written agreement executed by the Company and the Participant.

2.3          “Board” means the Board of Directors of the Company.

2.4          “Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), (i) a Participant’s gross negligence or willful misconduct with regard to the Company or an Affiliate or their assets, (ii) a Participant’s misappropriation or fraud with regard to the Company or an Affiliate or their assets (other than good-faith expense account disputes), (iii) a Participant’s willful and continued failure to substantially perform the Participant’s duties (other than any such failure resulting from incapacity due to physical or mental illness), which is not remedied within 10 days of delivery of notice to the Participant thereof, (iv) a Participant’s conviction of, or the pleading of guilty or nolo contendere to, a felony or criminal offense punishable by a term of imprisonment (other than a traffic violation), or (v) the Participant’s willful violation of any written policy of the Company or an Affiliate or breach of any confidentiality or non-competition covenant entered into between the Participant and the Company or an Affiliate (other than a violation or breach, as the case may be, which is insubstantial or insignificant, taking into account all of the circumstances); or  (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter, provided that prior to a change in control “cause” shall be defined as provided in subsection (a) above.  With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.  The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

2.5          “Change in Control” has the meaning set forth in Article IX.

2.6          “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.7          “Committee” means (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which shall consist solely of two (2) or more non-employee directors, each of whom is intended to be, to the extent Rule 16b-3 is applicable, a “non-employee director” as defined in Rule 16b-3 and comply with any applicable exchange rule and, to the extent Section 162(m) of the Code is applicable, two (2) or more “outside directors” as defined under Section 162(m) of the Code; and (b) with respect to the application of this

Plan to Non-Employee Directors, the Board.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or the performance-based compensation exception under Section 162(m) of the Code such noncompliance shall not affect the validity of grants, interpretations or other actions of the Committee.  Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

2.8          “Common Stock” means the common stock, $0.01 par value per share, of the Company.

2.9          “Company” means Superior Essex Inc., a Delaware corporation, and its successors by operation of law.

2.10        “Consultant” means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates securities.

2.11        “Disability” means, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code.

2.12        “Effective Date” means the effective date of this Plan as defined in Article XIII.

2.13        “Eligible Employee” means each employee of the Company or an Affiliate.

2.14        “Exchange Act” means the Securities Exchange Act of 1934, as amended.  Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.15        “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of the grant date, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded.  If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee.  Notwithstanding anything herein to the contrary, for purposes of granting Incentive Stock Options, “Fair Market Value” means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee.

2.16        “Family Member” means “family member” as defined in Rule 701 under the Securities Act or, following the filing of a Form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A1(4) of the general instructions of Form S-8.

2.17        “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.18        “Initial Fair Market Value” means the value per share assigned to the Common Stock, which value shall be based on the mid-point total reorganized value of the Common Stock established by Rothschild Inc., which is $10.00 per share.(1)

2.19        “Management” means an employee who, as of the Plan Effective Date, is classified as a “Tier 1 or Tier 2 Participant” under the Key Employee Retention Plan, or, if employed by the Company after the Plan Effective Date, an employee who would have been classified as a “Tier 1 or Tier 2 Participant” under the Key Employee Retention Plan, as determined by the Committee, in its sole discretion.

2.20        “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.21        “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.22        “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.23        “Participant” means any (a) Eligible Employee, (b) prospective employee, consultant or non-employee director, (c) Consultant, or (d) Non-Employee Director who is selected by the Committee to participate in the Plan.

(1)  The value is subject to adjustment to the extent the total number of outstanding shares changes from 16,500,000.

2.24        “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.25        “Plan” means this Superior Essex Inc. 2003 Stock Incentive Plan, as amended from time to time.

2.26        “Plan Effective Date” shall mean the date a confirmed plan of reorganization for Superior TeleCom Inc. becomes effective.

2.27        “Restricted Stock” shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

2.28        “Restriction Period” shall have the meaning set forth in Section 7.1 with respect to Restricted Stock for Participants.

2.29        “Retirement” means a Participant’s voluntary Termination of Employment or Consultancy other than for Cause at or after age sixty-five (65) or such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant.  With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age sixty-five (65).

2.30        “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.31        “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder.  Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.32        “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants under Article VI.

2.33        “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.34        “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.35        “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.36        “Termination of Consultancy” means:  (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.  In the event that a Consultant becomes an Eligible Employee or Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or Non-Employee Director.  Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.37        “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; provided, however, that in the event that a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, unless otherwise determined by the Committee in its sole discretion, no Termination of Directorship shall be deemed to occur until such time as the Non-Employee Director is no longer a Non-Employee Director, Consultant or Eligible Employee.

2.38        “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate.  In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director.  Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.39        “Transfer” means:  (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law).  “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1          The Committee.  The Plan shall be administered and interpreted by the Committee.

3.2          Grants of Awards.  The Committee shall have full authority to grant Awards to Participants pursuant to the terms of this Plan.  All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.  In particular, but without limitation, the Committee shall have the authority:

(a)          to select the Participants to whom Awards may from time to time be granted hereunder;

(b)          to determine whether and to what extent Awards are to be granted hereunder to one or more Participants;

(c)          to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)          to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)          to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock;

(f)           to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Stock Options or to purchase Awards under this Plan (including shares of Common Stock);

(g)          to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h)          to determine whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such shares of Common Stock;

(i)           to modify, extend or renew an Option, subject to Article X herein, provided, however, solely to the extent stockholder approval is required by applicable stock exchange rules, the Committee may not, without stockholder approval, either (1) reduce the exercise price of an outstanding Option or (2) simultaneously cancel Options for which the exercise price exceeds the then current Fair Market Value of the underlying Common Stock and grant a new Option with an exercise price equal to or less than the then current Fair Market Value of the underlying Common Stock; and

(j)           to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

3.3          Guidelines.  Subject to Article X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan, make any other determinations that it deems necessary or desirable for the administration of the Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan.  The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such domestic or foreign jurisdictions.  To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and the applicable provisions of Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4          Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on all parties concerned, including, but not limited to, the Company, all employees, Participants and their respective heirs, executors, administrators, successors and assigns.

3.5          Procedures.  If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law.  A majority of the Committee members shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members.  Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held.  The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6          Designation of Consultants/Liability.  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.  The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

(b)          The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan.  To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7          Indemnification.  To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1          Shares.

(a)          General Limitation.  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not exceed 1,833,333(2) (subject to any increase or decrease pursuant to Section 4.2), of which up to 1,650,000 may be issued to Eligible Employees, Consultants and prospective employees and consultants and up to 183,333 may be issued to Non-Employee Directors and prospective non-employee directors, which in any case may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.  If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Stock Options under this Plan.  If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan.  In addition, in determining the number of shares of Common Stock available for Non-Qualified Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Non-Qualified Stock Options under this Plan.

(b)          Individual Participant Limitation.  The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 600,000 shares (subject to any increase or decrease pursuant to Section 4.2).  To the extent that shares of Common Stock for which Options are permitted to be granted to a Participant pursuant to this Section 4.1(b) during a fiscal year of the Company are not covered by an Option in the Company’s fiscal year, such shares

(2)  May need to be adjusted if the total number of outstanding shares is adjusted (the total number of shares available under the Plan should be 10% of the outstanding shares on a fully diluted basis).

of Common Stock shall be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.

4.2          Changes.

(a)          The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)          In the event of any such change in the capital structure or business of the Company after the Effective Date by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, the Committee may, as it determines in good faith, make such substitution or adjustment, if any, as it deems to be equitable, as to: (i) the aggregate number and kind of shares which thereafter may be issued under this Plan; (ii) the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or vesting of Restricted Stock granted under this Plan; (iii) the exercise or purchase price of any Award; (iv) the maximum number of shares of Common Stock for which Awards (including limits established for Options) may be granted during a fiscal year to any Participant; and/or (v) any other terms of an Award that are necessary to reflect any of the aforementioned transactions.  In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor.  Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c)          Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.  No fractional shares of Common Stock shall be issued under the Plan.  Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

4.3          Minimum Purchase Price.  Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1          General Eligibility.  All Participants are eligible to be granted Non-Qualified Stock Options and Restricted Stock.

5.2          Incentive Stock Options.  All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan.

5.3          General Requirement.  The grant of Awards to a prospective employee, director or consultant are conditioned upon such individual actually becoming an Eligible Employee, Non-Employee Director or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1          Stock Options.  Each Stock Option granted hereunder shall be one of two types: (a) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (b) a Non-Qualified Stock Option.

6.2          Grants.   Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  All Options granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option.  To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option; provided that such Option (or portions thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.  The

Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.  Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

6.3          Terms of Stock Options.  Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall determine:

(a)          Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant; provided that the per share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the share of Common Stock at the time of grant; and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock.  Notwithstanding the foregoing, any initial grant of Non-Qualified Stock Options that is made to members of Management after the Plan Effective Date shall have an exercise price that is not greater than the Initial Fair Market Value; provided that such grant is made no later than six (6) months after the Plan Effective Date.

(b)          Stock Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

(c)          Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided that after the grant date a Participant’s rights shall not be adversely impaired without the Participant’s consent.  If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)          Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested and exercisable, a Stock Option may be exercised in whole or in part at any time and from time to time during the term of such Stock Option by giving written notice of exercise to the Committee specifying the number of shares to be acquired.  Such notice shall be accompanied by payment to the Company, as designated by the Committee, in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to sell shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the payment in full or in part in Common Stock owned by the Participant for a period of at least six (6) months or such other period necessary to avoid a charge, for accounting purposes, against the Company’s earnings as reported in the Company’s financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the exercise date).  No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.  No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares of Common Stock subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such shares and, if applicable, has satisfied any other conditions consistent with the terms of the Plan as set forth in the applicable Award agreement or required by applicable law.

(e)          Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other plans of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options; provided that such Options (or portions thereof) otherwise comply with the Plan’s requirements relating to Non-Qualified Stock Options.  In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option; provided that such Options (or portions thereof) otherwise comply with the Plan’s requirements relating to Non-Qualified Stock Options.  Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares of Common

Stock to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.  Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.  In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Option to qualify as an Incentive Stock Option.

(f)           Deferred Delivery of Common Stock.  The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee.

(g)          Early Exercise.  The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be treated as Common Stock subject to a vesting schedule.  Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(h)          Other Terms and Conditions.  Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (“Reloads”).  With respect to Reloads, the exercise price per share of the new Stock Option shall be the Fair Market Value of a share on the date of the “reload” and the term of the Reloads shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1          Awards of Restricted Stock.  Shares of Restricted Stock may be issued to Participants either alone or in addition to other Awards granted under the Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion.  The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Restricted Stock agreement.

7.2          Awards and Certificates.  A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award.  Further, such Award shall be subject to the following conditions:

(a)          Purchase Price.  Subject to Section 4.3 hereof, the purchase price of Restricted Stock shall be determined by the Committee.

(b)          Acceptance.  Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)          Legend.  Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Superior Essex Inc. (the “Company”) 2003 Stock Incentive Plan, and an Agreement entered into between the registered owner and the Company dated                           .  Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)          Custody.  The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(e)          Rights as Stockholder.  Except as provided in this subsection (e) and subsection 7.2(d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.  Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

(f)           Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant.  All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

ARTICLE VIII

NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

8.1          Non-Transferability

(a)          Except as otherwise specifically provided herein, no Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution.  All Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.  Shares of Restricted Stock granted pursuant to Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction or performance period lapses.  Any attempt to Transfer any Award shall be void and immediately cancelled, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

(b)          Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.  A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement.  Any shares of Common Stock acquired upon the exercise of a Stock Option by a permissible transferee of a Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of this Plan and the Stock Option agreement.

(c)          Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Incentive Stock Option that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to the extent permitted in proposed Treasury Regulation Section 1.421-1(b)(2), which were issued on June 6, 2003.

(d)          Unless otherwise determined at grant by the Committee, shares of Common Stock acquired through an Award are Transferable.

8.2          Termination.  The following rules apply with regard to the Termination of a Participant.

Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(a)          Termination by Reason of Death, Disability or Retirement.  If a Participant’s Termination is by reason of the Participant’s death, as a result of the Participant’s Disability or due to the Participant’s Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(b)          Involuntary Termination Without Cause.  If a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(c)          Voluntary Termination.  If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 8.2(d)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

(d)          Termination for Cause.  If a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(e)          Unvested Stock Options.  Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(f)           Termination of Employment for Restricted Stock.  Subject to the applicable provisions of the Restricted Stock agreement and this Plan, upon a Participant’s Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE IX

CHANGE IN CONTROL PROVISIONS

9.1          Benefits.  Except as otherwise provided by the Committee in an Award agreement, in the event of a Change in Control of the Company after the Effective Date, the Committee may, but shall not be obligated to:

(a)          accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award; or

(b)          cancel Awards for fair value (as determined in good faith by the Committee) which, in the case of Options, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Common Stock subject to such Options) over the aggregate exercise price of such Options; or

(c)          provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion; or

(d)          provide for a period of at least 30 days prior to the Change in Control, all Options shall be exercisable as to all shares of Common Stock subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

9.2          Change in Control Defined.  Unless otherwise determined by the Committee in the applicable Award agreement, a “Change in Control” shall be deemed to have occurred after the Effective Date:

(a)          upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b)          during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)          upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company;

(d)          upon the approval by the Company’s stockholders of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or

(e)          solely with respect to a Participant primarily employed in the Company’s OEM Group or the Company’s Communications Group, a Change in Control shall also mean: (i) the sale of all or substantially all of the assets of the Company’s OEM Group or Communications Group to an unrelated entity; (ii) the sale of all of the outstanding voting securities of an entity holding all or substantially all of the assets of the Company’s OEM Group (an “OEM Entity”) or Communications Group (a “Communications Entity”) to an unrelated entity; or (iii) the merger or consolidation of an OEM Entity or a Communications Entity into an unrelated entity; provided, however, that no Change in Control shall be deemed to occur if a Participant continues to be chiefly responsible for the assets and business which comprised the Company’s OEM Group or Communications Group immediately prior to the occurrence of an event that, but for this proviso, would otherwise constitute a Change in Control.  For purposes of this subsection (e), an “unrelated entity” is an entity (1) with respect to which more than fifty percent (50%) of such entity is not owned, directly or indirectly, by the Company or any of its majority-owned subsidiaries immediately prior to the time of the determination of whether there has occurred a Change in Control; or (2) which is not an employee benefit plan (or related trust) of the Company or any of its majority-owned subsidiaries.

ARTICLE X

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that no such amendment, suspension or termination shall be made, (a) without the consent of a Participant, if such action would adversely impair any rights of the Participant under any Award theretofore granted to such Participant under the Plan or (b) without the approval of the stockholders of the Company, if such action would be required under: (i) Section 162(m) of the Code, if applicable; (ii) Section 422 of the Code with respect to Incentive Stock Options; or (iii) applicable law or the rules of any exchange or system on which the Company’s securities are listed or traded.

The Committee may amend the terms of any Award theretofore granted, but, subject to Article IV above or the requirements of applicable law or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent.

ARTICLE XI

UNFUNDED PLAN

11.1        This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XII

GENERAL PROVISIONS

12.1        Legend.  The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request.  In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.2        Other Plans.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.  In the event of any conflict between the provisions of this Plan and any agreement between the Company and any employee or Consultant, the provisions of the Plan shall govern.

12.3        No Right to Employment/Directorship/Consultancy.  Neither this Plan nor the grant of any Award hereunder shall give any Participant any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which a Participant is employed or retained to terminate his or her employment, consultancy or directorship at any time.

12.4        Withholding of Taxes.  The Company or an Affiliate shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.   Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by having shares of Common Stock withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any shares that would have otherwise been received by the Participant or by delivering shares of Common Stock already owned.   Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

12.5        Listing and Other Conditions.

(a)          As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, upon the issuance of any shares of Common Stock pursuant to an Award the Company shall deliver to the Participant shares that are listed on such national securities exchange or system sponsored by a national securities association, as the case may be.  The Company shall have no obligation to list such shares unless and until shares of Common Stock are so listed.

(b)          If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or

Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(c)          Upon termination of any period of suspension under this Section 12.5, an Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)          A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

12.6        Governing Law.  This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

12.7        Construction.  Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

12.8        Other Benefits.  No Award under this Plan shall be deemed compensation for purposes of computing benefits under any pension, retirement, profit sharing, bonus, life insurance or other benefit plan of the Company or any of its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent any such plan expressly recognizes any Award granted under the Plan as compensation.

12.9        Costs.  The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

12.10      No Right to Same Benefits.  Except as otherwise provided in a written agreement between the Participant and the Company, no Participant or other Person shall have any claim to be granted any Award, and there is no obligation of uniformity of treatment of Participants, or holders or beneficiaries of Awards.  The provisions of Awards need not be the same with respect to each

Participant, and such Awards to individual Participants need not be the same in subsequent years.

12.11      Death/Disability.  The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award.  The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

12.12      Section 16(b) of the Exchange Act.  To the extent applicable, all elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3.  The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

12.13      Severability of Provisions.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

12.14      Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

12.15      Securities Act Compliance.  Except as the Company or Committee shall otherwise determine, this Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

12.16      Successors and Assigns.  The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

12.17      Payment to Minors, Etc.  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

ARTICLE XIII

EFFECTIVE DATE OF PLAN

13.1        The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the laws of the state of Delaware, pursuant to Section 162(m) of the Code, if applicable, and the requirements of any applicable national securities exchange or automated quotation system or such later date as provided in the adopting resolution, provided, that, the stockholders’ approval of the Superior TeleCom Inc. Plan of Reorganization shall be deemed to satisfy the stockholder approval requirements set forth herein.

ARTICLE XIV

TERM OF PLAN

14.1        No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date.